Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER/CHIEF FINANCIAL OFFICER
OF CICERO INC.

This certification is provide pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended September 30, 2013 of Cicero Inc. (the “Company”).

I, John P. Broderick, the Chief Executive Officer/Chief Financial Officer of the Company certify that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2013	By:	/s/ John P. Broderick
Chief Executive and Financial Officer
(Principal Executive, Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.